Filed pursuant to Rule 497
Registration No. 333-216456

BLACKSTONE REAL ESTATE INCOME FUND

Supplement No. 2, dated January 3, 2018, to the

Prospectus, dated May 1, 2017 (the “Prospectus”), for Common Shares of Beneficial Interest

Management Fee Waiver

As described in the Prospectus, the Investment Manager had voluntarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, from October 1, 2014 until December 31, 2017. The Investment Manager has voluntarily continued this partial management fee waiver until December 31, 2018 (which may be extended, terminated or modified at any time by the Investment Manager in its sole discretion). As a result, all references in the Prospectus in this context to December 31, 2017 are amended to refer to December 31, 2018.

Expense Limitation and Reimbursement

As described in the Prospectus, the Investment Manager had agreed to waive its fees and/or reimburse expenses of the Fund through December 31, 2017 so that the Fund’s Specified Expenses including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Investment Manager has agreed to continue this waiver and/or reimbursement obligation through December 31, 2018. As a result, all references in the Prospectus in this context to December 31, 2017 are amended to refer to December 31, 2018.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.